Supplement dated July 7, 2006 to the Prospectus

               Claymore Securities Defined Portfolios, Series 241,
             242, 245, 248, 256, 258, 264, 269, 271, 272, 274, 278,
              279, 282, 284, 290, 291, 292, 296, 299, 300, 301, 302

     Notwithstanding anything to the contrary in the Prospectus, on and after July 1, 2006, the addition concession schedule referenced in "UNDERSTANDING YOUR INVESTMENT - How We Distribute Units" will be eliminated and replaced with a program that provides for a payment of 0.10% of the value of eligible Claymore unit trusts sold in the primary market during a calendar quarter so long as the broker-dealers or other firms sell at least $25 million of eligible Claymore unit trusts during the calendar quarter. Eligible unit trusts include all Claymore unit trusts, other than Claymore municipal portfolios, sold in the primary market. In addition, dealer firms will not receive volume concessions on the sale of units which are not subject to a transactional sales charge. However, such sales will be included in determining whether a firm has met the sales level breakpoints for volume concessions.